Exhibit 10.14
EXECUTION COPY
SIXTH AMENDMENT TO
AMENDED AND RESTATED CONSUMER CREDIT CARD PROGRAM
AGREEMENT
This Sixth Amendment (“Amendment Number Six”) dated as of June 26, 2015 to that certain Consumer Credit Card Program Agreement made as of December 6, 1999, as amended and restated as of November 5, 2009, and as amended as of October 29, 2010, January 30, 2013, October 11, 2013, February 25, 2014, and April 6, 2015 by and between J. C. PENNEY CORPORATION, INC., formerly known as J. C. Penney Company, Inc., a Delaware corporation, with its principal place of business at Plano, Texas, and SYNCHRONY BANK, assignee of Monogram Credit Card Bank of Georgia and formerly known as GE Capital Retail Bank and GE Money Bank, with its principal place of business at 170 W. Election Road, Draper, Utah 84020 (the “Agreement”). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.
WITNESSETH:
WHEREAS, JCPenney and Bank desire to make certain changes to the Agreement to reflect certain modifications to the Program that the parties desire to implement.
NOW, THEREFORE, in consideration of the terms and conditions stated herein, and for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:
I.    Performance Payments. Schedule 4.7 to the Agreement is hereby deleted and replaced in its entirety with Schedule 4.7 attached hereto.
II.    Effective Date. This Amendment Number Six shall become effective as of June 26, 2015.
III.    Miscellaneous.
A.    The execution, delivery and performance of this Amendment Number Six has been duly authorized by all requisite corporate action on the part of JCPenney and Bank and upon execution by all parties, will constitute a legal and binding obligation of each thereof.

B.    The Agreement, as amended by this Amendment Number Six, constitutes the entire understanding of the parties with respect to the subject matter thereof. Except as expressly amended hereby, the terms and conditions of the Agreement shall continue and remain in full force and effect. In the event of any conflict between the Agreement and this Amendment Number Six, the terms and conditions of this Amendment Number Six shall govern.
C.    The parties hereto agree to execute such other documents and instruments and to do such other and further things as may be necessary or desirable for the execution and implementation of this Amendment Number Six and the consummation of the transactions contemplated hereby and thereby.
D.    This Amendment Number Six may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement. A facsimile or other electronic signature is as valid and binding as an original.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment Number Six as of the date set forth above.
J. C. PENNEY CORPORATION, INC.        SYNCHRONY BANK

By:    /s/ Michael D. Porter            By:    /s/ Tom Quindlen
Title:    VP, Treasurer                Title:    EVP Retail Card